UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2024

ILLINOIS TOOL WORKS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-4797	36-1258310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

155 Harlem Avenue, Glenview, IL 60025

(Address of Principal Executive Offices, and Zip Code)

847-724-7500

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ITW	New York Stock Exchange
0.250% Euro Notes due 2024	ITW24A	New York Stock Exchange
0.625% Euro Notes due 2027	ITW27	New York Stock Exchange
2.125% Euro Notes due 2030	ITW30	New York Stock Exchange
1.00% Euro Notes due 2031	ITW31	New York Stock Exchange
3.00% Euro Notes due 2034	ITW34	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 17, 2024, Illinois Tool Works Inc. (the “Company”) issued and sold (i) €650,000,000 in aggregate principal amount of 3.250% notes due May 17, 2028 (the “2028 Notes”) and (ii) €850,000,000 in aggregate principal amount of 3.375% notes due May 17, 2032 (the “2032 Notes” and together with the 2028 Notes, the “Notes”). The Notes were sold pursuant to an underwriting agreement dated May 14, 2024 (the “Underwriting Agreement”) among the Company and the several underwriters named therein (collectively, the “Underwriters”), for which Citigroup Global Markets Limited and J.P. Morgan Securities plc acted as representatives. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Notes were issued pursuant to the Company’s Registration Statement on Form S-3 (No. 333-273706) and the Prospectus included therein (the “Registration Statement”), filed by the Company with the Securities and Exchange Commission (the “Commission”) on August 4, 2023, and the Prospectus Supplement relating thereto dated May 14, 2024, and filed with the Commission on May 16, 2024. The Notes were issued under an Indenture dated as of November 1, 1986, as supplemented by a First Supplemental Indenture dated as of May 1, 1990, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee (together, the “Indenture”), and an Officers’ Certificate containing the terms of the Notes. The Indenture, together with the Officers’ Certificate, sets forth the terms of the Notes and the obligations of the Company thereunder. A copy of the Officers’ Certificate is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

A copy of the opinion of Faegre Drinker Biddle & Reath LLP, counsel to the Company, relating to the legality of the Notes, is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated as of May 14, 2024, with the several underwriters named therein, for which Citigroup Global Markets Limited and J.P. Morgan Securities plc acted as representatives.

4.1	Officers’ Certificate dated May 17, 2024, establishing the terms, and setting forth the forms, of the 3.250% Notes due 2028 and the 3.375% Notes due 2032.

5.1	Opinion of Faegre Drinker Biddle & Reath LLP.

23.1	Consent of Faegre Drinker Biddle & Reath LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLINOIS TOOL WORKS INC.
Date: May 17, 2024

	By:	/s/ Randall J. Scheuneman
	Name:	Randall J. Scheuneman
	Title:	Vice President & Chief Accounting Officer